                                                              [EXHIBIT 12(a)(3)]

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                        TENDER OF SHARES OF COMMON STOCK

                                       of

                             SPECTRA-PHYSICS, INC.

    As set forth in the section captioned "The Tender Offer--Procedures For Accepting The Offer And Tendering Shares" in the Offer to Purchase described below, this Notice of Guaranteed Delivery or one substantially in the form hereof must be used to tender shares of common stock, par value $0.01 per share (the "Shares"), of Spectra-Physics, Inc., a Delaware corporation (the "Company"), pursuant to the Offer (as defined below) if certificates evidencing Shares are not immediately available or the certificates evidencing Shares and all other required documents cannot be delivered to EquiServe Trust
Company, N.A. (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Depositary.

                        THE DEPOSITARY FOR THE OFFER IS:

                         EQUISERVE TRUST COMPANY, N.A.

              BY MAIL:                         BY OVERNIGHT COURIER:
           EquiServe Trust                        EquiServe Trust
          Corporate Actions                   Attn: Corporate Actions
        Post Office Box 43025                   40 Campanelli Drive
      Providence, RI 02940-3025                 Braintree, MA 02184

                                    BY HAND:
                        Securities Transfer & Reporting
                              c/o EquiServe Trust
                         100 William's Street, Galleria
                            New York, New York 10038

  FACSIMILE NUMBER 781-575-4826 AND FACSIMILE CONFIRMATION NUMBER 781-575-4816

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.
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
Ladies and Gentlemen:

    The undersigned hereby tenders to Spectra-Physics Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Thermo Electron Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 16, 2001 (the "Offer to Purchase") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase captioned "The Tender Offer--Procedures For Accepting The Offer And Tendering Shares."

Signature(s): __________________________________________________________________

Name(s) of Record Holder(s): ___________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              Please Type or Print

Number of Shares: ______________________________________________________________

Share Certificate No(s).(if available): ________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated: ___________________________________________________________________, 2001

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                        Zip Code

Area Code and Tel. No.(s): _____________________________________________________

Check box if Shares will be tendered by book-entry transfer: / /

DTC Account Number: ____________________________________________________________
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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three Nasdaq trading days after the date hereof.
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Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

 _______________________________________________________________________________
                                                                        Zip Code

Area Code and Tel. No.: ________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Dated: __________________, 2001
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      NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
          CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.